POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and
appoints Michael Gravelle, Colleen Haley
or Carol Nairn, signing singly, the
 undersigned?s true and lawful attorney
 in fact to:
(1)	execute for and on behalf of
the undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
Securities), Form 4 (Statement of Changes
 in Beneficial Ownership), and/or Form 5
 (Annual Statement of Changes in
Ownership), in accordance with Section
16(a) of the Securities Exchange Act of
 1934 and the rules thereunder;
(2)	do and perform any and all acts
 for and on behalf of the undersigned
which may be necessary or desirable to
 complete and execute such Form(s) and
 to timely file such Form(s) with the
United States Securities and Exchange
Commission and any stock exchange or
similar authority; and
(3)	take any other action of any
 type whatsoever in connection with
the foregoing which, in the opinion
of such attorney in fact, may be of
benefit to, in the best interest of,
 or legally required by, the undersigned,
 it being understood that the documents
 executed by such attorney in fact on
behalf of the undersigned pursuant to
 this Power of Attorney shall be in
such form and shall contain such terms
and conditions as such attorney in
fact may approve in such attorney in
 fact?s discretion.
The undersigned hereby grants to such
 attorney in fact full power and
authority to do and perform any and
 every act and thing whatsoever
requisite, necessary, or proper
to be done in the exercise of any
 of the rights and powers herein
granted, as fully to all intents
and purposes as the undersigned
might or could do if personally
present, with full power of substitution
 or revocation, hereby ratifying and
confirming all that such attorney
 substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this Power of Attorney
and the rights and powers herein
granted.  The undersigned acknowledges
 that the foregoing attorney in fact,
in serving in such capacity at the
 request of the undersigned, is
not assuming, nor is the Company
 assuming, any of the undersigned?s
responsibility to comply with
Section 16 of the Securities Exchange
 Act of 1934.
This Power of Attorney shall remain
 in full force and effect until
revoked by the undersigned in a
signed writing delivered to the
 foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney to
 be executed as of this __________day
of______________, 2014.
							____________________________

/s/ Peter O. Shea, Jr.